UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2024
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 13, 2024, Health Catalyst, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2024. The number of shares of the Company's common stock entitled to vote at the Annual Meeting was 59,033,536. The number of shares of the Company’s common stock present or represented by valid proxy at the Annual Meeting was 49,177,309. The final voting results with respect to each such proposal are set forth below.

Proposal 1 – Election of Directors
The Company’s stockholders elected each of the three persons named below to serve as a Class II director of the Company to serve a three-year term expiring at the 2027 annual meeting of the stockholders or until their successors are duly elected and qualified, subject to their earlier removal or resignation. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Daniel Burton	31,119,449	12,090,333	5,967,527
John A. Kane	30,312,852	12,896,930	5,967,527
Julie Larson-Green	30,723,384	12,486,398	5,967,527

Proposal 2 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2024. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
49,068,137	106,662	2,510

Proposal 3 – Advisory, Non-Binding Vote to Approve the Compensation of the Company’s Named Executive Officers
The stockholders approved the advisory, non-binding proposal to approve the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,599,851	597,262	12,669	5,967,527

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: June 17, 2024	By:	/s/ Jason Alger
Jason Alger

Chief Financial Officer